UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 31, 2024

OppFi Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39550	85-1648122
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
130 E. Randolph Street, Suite 3400
Chicago, Illinois 60601
(Address of principal executive offices, including zip code)
Registrant’s telephone number, including area code: (312) 212-8079
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.0001 par value per share	OPFI	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	OPFI WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Bitty Purchase Agreement

On July 31, 2024, Opportunity Financial, LLC, a Delaware limited liability company (“OppFi-LLC”), and Opportunity Financial SMB, LLC, a Delaware limited liability company (the “Buyer”), each a subsidiary of OppFi Inc., a Delaware corporation (the “Company”), entered into a Securities Purchase Agreement, dated as of July 31, 2024 (the “Purchase Agreement”), by and among OppFi-LLC, the Buyer, Blaze Capital Funding 5, LLC, a Wyoming limited liability company (the “Seller”), and the seller principals party thereto (collectively with the Seller, the “Seller Parties”), pursuant to which the Buyer acquired 35% of the outstanding equity securities of Bitty Holdings, LLC, a Delaware limited liability company (“Bitty”, and such acquisition, the “Acquisition”). The Acquisition closed on July 31, 2024 (the “Closing Date”). Bitty is a credit access company that offers revenue-based financing and other working capital solutions.

The aggregate consideration paid to the Seller in connection with the Acquisition consisted of (i) a cash payment of approximately $15.25 million and (ii) 734,851 Class A Common Units of OppFi-LLC (the “OppFi-LLC Equity”), valued at approximately $2.7 million. In accordance with the Third Amended and Restated Limited Liability Company Agreement of OppFi-LLC (the “A&R LLC Agreement”), the Company also issued 734,851 shares of Class V common stock, par value $0.0001 per share (“Class V Voting Stock”) to OppFi Shares, LLC, which number of shares of Class V Voting Stock was equal to the number of Class A Common Units of OppFi-LLC issued to the Seller.

Pursuant to the Purchase Agreement, the Buyer has a right to purchase from the Seller an additional thirty percent (30%) of the equity securities of Bitty (the “First Call Option”) within a specific time period from the date that is three (3) years from the Closing Date, and (b) the right to purchase from the Seller all remaining equity securities of Bitty not held by the Buyer (the “Second Call Option” and together with the First Call Option, the “Call Options” and each, a “Call Option”) within a specific time period from the date that is six (6) years from the Closing Date, contingent upon the Buyer exercising the First Call Option. The aggregate purchase price for the equity securities, payable in cash unless otherwise agreed by the Seller and the Buyer, in (a) the First Call Option will be equal to thirty percent (30%) of the product of six times (6x) the trailing twelve (12) month post-tax earnings of Bitty as of June 30, 2027, and (b) the Second Call Option will be equal to thirty-five percent (35%) of the product of six times (6x) the trailing twelve (12) month post-tax earnings of Bitty as of June 30, 2030.

In the event the Buyer does not exercise the First Call Option or the Second Call Option, the Board of Managers of Bitty will have the right to initiate a process to effectuate a sale of 100% of the equity securities of Bitty through a bona fide sale or auction process, subject to the terms of the limited liability company agreement of Bitty.

The Purchase Agreement contains customary representations and warranties, covenants and indemnities of the parties thereto, including restrictive covenants of the Seller Parties with respect to non-competition, non-solicitation and confidentiality obligations.

Joinder and Lock-up Agreement

On the Closing Date, and in connection with the Acquisition, the Company and OppFi-LLC entered into a Joinder and Lock-up Agreement, dated as of July 31, 2024, by and among the Company, OppFi-LLC and the Seller (the “Lock-Up Agreement”). Pursuant to the Lock-Up Agreement, the Seller agreed to join in and become a party to the Third Amended and Restated Limited Liability Company Agreement of OppFi-LLC. In addition, the Seller agreed not to effect any transfer, or make a public announcement of any intention to effect such transfer, of any of the OppFi-LLC Equity received as consideration for the Acquisition, subject to certain permitted transfers (the “Lock-Up”). Subject to certain exceptions in the Lock-Up Agreement, the Lock-Up will expire with respect to one-fifth (1/5th) of the OppFi-LLC Equity on each of the first five anniversaries of the Closing Date.

The foregoing descriptions of the Purchase Agreement and the Lock-Up Agreement are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and the Lock-Up Agreement, which is filed as Exhibit 10.2 to this Current Report on Form 8-K, each of which is incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 above is incorporated by reference into this Item 3.02 of this Current Report on Form 8-K. The issuance of the OppFi-LLC Equity and shares of Class V Voting Stock in connection with the Acquisition were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01 Regulation FD Disclosure.

On August 1, 2024 the Company issued a press release announcing the Acquisition and provided an investor presentation to accompany the press release. Copies of the press release and investor presentation are furnished as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

This information and the information contained in Exhibits 99.1 and 99.2 is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act, or the Exchange Act, except as may be expressly set forth by specific reference in any such filing, regardless of any general incorporation language in the filing.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit Index

Exhibit Number	Description
10.1†+	Securities Purchase Agreement, dated as of July 31, 2024, by and among Opportunity Financial, LLC, Opportunity Financial SMB, LLC, Blaze Capital Funding 5, LLC, and the seller principals party thereto
10.2†	Joinder and Lock-Up Agreement, dated as of July 31, 2024, by and among OppFi Inc., Opportunity Financial, LLC and Blaze Capital Fund 5, LLC
99.1	Press Release from OppFi Inc. dated August 1, 2024, entitled “OppFi Acquires Equity Interest in Bitty, Enters Small Business Financing Market”
99.2	OppFi Inc. Presentation dated August 1, 2024
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document)

† Certain portions of this exhibit have been omitted pursuant to Regulation S-K Item (601)(b)(10).
+ Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPPFI INC.

Date: August 1, 2024	By:	/s/ Pamela D. Johnson
Pamela D. Johnson
Chief Financial Officer